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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 25(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report):    AUGUST 30, 2000
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                         AVID THERMAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      0-27308                02-0466826
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)

One Eagle Square, Suite 509
Concord, New Hampshire                                             03301
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (603) 224-1117
                                                   ----------------------

                                 Not Applicable
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          (Former Name or Former Address, if Change Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE.

     On August 29, 2001, Aavid Thermal Technologies, Inc. (the "Company") announced the planned closing by its affiliate, Aavid Thermalloy, LLC of its manufacturing facility in Terrell, Texas. The Company expects the closing to occur in November, 2001. The planned closure reflects the Company's ongoing efforts to rationalize its workforce to meet current economic conditions, and to better organize its manufacturing to meet longer term needs. Manufacturing previously conducted at Terrell, Texas will be transferred to Aavid Thermalloy, LLC's facilities in Laconia, New Hampshire, Woodbridge, Ontario, and Monterrey, Mexico.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAVID THERMAL TECHNOLOGIES, INC.



                                        By:  /s/  John W. Mitchell
                                           ---------------------------------
                                           Name:  John W. Mitchell
                                           Title:  General Counsel

Date:  August 30, 2001